                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  May 14, 1998


                          DIGITAL VIDEO SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


          0-28472                                      77-0333728
 (Commission File Number)                 (I.R.S. Employer Identification No.)



 160 Knowles Drive
 Los Gatos, California                                    95032
 (Address of principal                                 (Zip Code)
 executive offices)



                                (408) 874-8200
              Registrant's telephone number, including area code



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Item 5.   Other Events
          ------------

     On May 14, 1998, Digital Video Systems, Inc. (the "Registrant") announced that it had entered into an agreement to acquire an exclusive, perpetual, royalty-free license for certain intellectual property relating to DVD-ROM technology from Hyundai Electronics Industries, Co., Ltd. ("Hyundai") for 2,000,000 shares of the Registrant's common stock and to acquire related manufacturing capabilities for $1,000,000 in cash. None of the intellectual property or manufacturing capabilities have been used in a going business by Hyundai. Rather, they constitute part of a research and development project by Hyundai in connection with the development of DVD-ROM technology. The project does not yet have any commercial production, order backlog, customers, finished goods inventory or accounts receivable.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits
          --------

     The exhibits listed below are filed as part of this Current Report.

Exhibit No.                     Description of Exhibit
-----------                     ----------------------
   99.1          Press Release of Registrant dated May 14, 1998

                                      2.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITAL VIDEO SYSTEMS, INC.


Date:  May 26, 1998                     By:  /s/ Thomas R. Parkinson
                                           -------------------------
                                             Thomas R. Parkinson
                                             President and
                                             Chief Operating Officer

                                      3.

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                                 EXHIBIT INDEX

     The exhibits listed below are filed as part of this Current Report.

Exhibit No.                     Description of Exhibit
-----------                     ----------------------
   99.1          Press Release of Registrant dated May 14, 1998


                                      4.